Acquisition of Tiltan	12 Months Ended
Dec. 31, 2025
Acquisition of Tiltan [Abstract]
ACQUISITION OF TILTAN

NOTE 4 – ACQUISITION OF TILTAN

On December 30, 2025, the Company completed the acquisition of 100% of the issued and outstanding shares of Tiltan Software Engineering Ltd. (“Tiltan”), an Israeli provider of AI-based software solutions for defense and aerospace applications, pursuant to a Stock Purchase Agreement (the “Tiltan Purchase Agreement”). The acquisition was undertaken to expand the Company’s capabilities in AI-based software solutions and to leverage expected synergies and growth opportunities in the defense and aerospace sectors. As a result of the acquisition, Tiltan became an indirect wholly owned subsidiary of the Company.

The contractual purchase price was NIS 47.6 million (approximately $14.0 million based on the exchange rate at the acquisition date), payable 75% in cash and 25% in shares of the Company’s common stock.

The cash portion of NIS 35,700 is payable in installments through June 29, 2026 and is primarily evidenced by a secured promissory note in the principal amount of NIS 29,750. The note does not bear interest unless an event of default occurs and is secured by a first-priority pledge over the shares of Tiltan. Deferred cash payments were measured at fair value as of the acquisition date by discounting contractual amounts using a market-based discount rate.

The equity portion, equal to NIS 11,900, represents a fixed monetary amount to be settled in a variable number of shares. At closing, shares were deposited into escrow, with the final number of shares to be determined based on the market price on June 29, 2026. If the value of escrowed shares is less than the required amount, the Company is obligated to issue additional shares or pay the shortfall in cash. The equity consideration was measured at fair value based on the closing market price of the Company’s common stock on the acquisition date.

The acquisition has been accounted for as a business combination under ASC 805, Business Combinations. The Company determined that Tiltan constitutes a business as defined under ASC 805 as the acquired set includes inputs, processes, and the ability to generate outputs.

As of December 31, 2025, the Company, with the assistance of a third-party valuation specialist, completed the allocation of the purchase price to the identifiable assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. The aggregate fair value of consideration transferred was approximately $14.3 million.

The acquisition was completed on December 30, 2025 and therefore did not contribute to the Company’s revenues or earnings for the year ended December 31, 2025. Pro forma results of operations have not been presented as the impact of the acquisition is not material. Acquisition-related costs were expensed as incurred and are included in general and administrative expenses.

The allocation of the purchase price was as follows (in thousands):

December 31,
2025

Net tangible assets acquired	(86)
Customer relationships (11-year useful life)	4,663
Developed technology (15-year useful life)	2,725
Deferred tax liabilities	(887)
Goodwill	7,688
14,103

Customer relationships were valued using the multi-period excess earnings method. Developed technology was valued using the relief-from-royalty method. The identified intangible assets are being amortized on a straight-line basis over their estimated useful lives.

Deferred tax liabilities were recognized primarily in respect of the fair value adjustments to identifiable intangible assets.

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired and is primarily attributable to expected synergies, future growth opportunities, assembled workforce and other intangible benefits that do not qualify for separate recognition. The goodwill recognized is not expected to be deductible for income tax purposes.